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WORLD OMNI FINANCIAL CORP.
WORLD OMNI WHOLESALE MASTER TRUST 1994
SERIES 1994-1,  SERIES 1995-1, SERIES 1996-1 and SERIES 1996-2
CERTIFICATE DATE AS OF :                                                                     December 26, 1996
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

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COLLECTIONS:                                                                                 For Month of:
                                                                                             November 1996
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Principal Collections: Total Pool                                                            $275,310,700.48

Interest Collections
           Regular Pool                                                                        $3,851,828.33
           Concentration Pool                                                                    $320,482.74
                 ==============================                                              ===============
                 Interest Collections: Total Pool                                              $4,172,311.07

Investment Proceeds
           Regular Pool                                                                          $263,201.85
           Concentration Pool                                                                    $144,217.21
                 ==============================                                              ===============
                  Total Investment Proceeds:  Total Pool                                         $407,419.06

Series 1996-1: Yield Supplement Deposit Amount                                                         $0.00
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ALLOCATION PERCENTAGES*  (Note: Calculated first day of following                            Calculated as of
                 month using recalculated prior month ending balances.)                      October 31, 1996
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Series Allocation Percentages
           Regular Pool
                 Series 1994-1                                                                         65.55%
                 Series 1996-1                                                                          0.00%
                 Series 1996-2                                                                         34.45%
           Concentration Pool
                 Series 1995-1                                                                        100.00%

Floating Allocation Percentages
           Regular Pool
                 Series 1994-1                                                                         60.58%
                 Series 1996-1                                                                          0.00%
                 Series 1996-2                                                                         32.34%
           Concentration Pool
                 Series 1995-1                                                                         88.75%

Principal Allocation Percentages
           Regular Pool
                 Series 1994-1                                                                        na
                 Series 1996-1                                                                        na
                 Series 1996-2                                                                        na
           Concentration Pool
                 Series 1995-1                                                                        na

Excess Transferor Percentage
           Regular Pool                                                                                 2.00%
           Concentration Pool                                                                           2.00%
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PRINCIPAL AND FUNDED AMOUNTS:                                                                As of last day of:
                                                                                             November , 1996
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Series 1994-1 Initial Principal Amount: Class A                                              $317,000,000.00
Series 1994-1 Initial Principal Amount: Class B                                               $16,000,000.00
Series 1994-1 Excess Funding Account Balance Available to Investors                           $26,924,136.43
Series 1994-1 Principal Distributed to Investors                                                       $0.00
Series 1994-1 Principal Funding Account Balance                                                        $0.00
Series 1994-1 unreimbursed Investor Charge Offs                                                        $0.00
Series 1994-1 Invested Amount                                                                $306,075,863.57
Series 1994-1 outstanding Principal Balance                                                  $333,000,000.00

Series 1995-1 Initial Principal Amount                                                        $50,000,000.00
Series 1995-1 Excess Funding Account Balance Available to Investors                           $20,829,084.56
Series 1995-1 Principal Distributed to Investors                                                       $0.00
Series 1995-1 Principal Funding Account Balance                                                        $0.00
Series 1995-1 unreimbursed Investor Charge Offs                                                        $0.00
Series 1995-1 Invested Amount                                                                 $29,170,915.44
Series 1995-1 outstanding Principal Balance                                                   $50,000,000.00

Series 1996-1 Initial Funded Amount                                                           $15,000,000.00
Series 1996-1 Aggregate Incremental Funded Amounts                                            $35,000,000.00
Series 1996-1 Aggregate Optional Early Pay Out Amounts                                        $50,000,000.00
Series 1996-1 Funded Amount                                                                            $0.00
Series 1996-1 Excess Funding Account Balance Available to Investors                                    $0.00
Series 1996-1 Principal Distributed to Investors                                                       $0.00
Series 1996-1 Principal Funding Account Balance                                                        $0.00
Series 1996-1 unreimbursed Investor Charge Offs                                                        $0.00
Series 1996-1 Invested Amount                                                                          $0.00
Series 1996-1 outstanding Principal Balance                                                            $0.00

Series 1996-2 Initial Principal Amount: Class A                                              $167,500,000.00
Series 1996-2 Initial Principal Amount: Class B                                                $7,500,000.00
Series 1996-2 Excess Funding Account Balance Available to Investors                           $11,588,144.62
Series 1996-2 Principal Distributed to Investors                                                       $0.00
Series 1996-2 Principal Funding Account Balance                                                        $0.00
Series 1996-2 unreimbursed Investor Charge Offs                                                        $0.00
Series 1996-2 Invested Amount                                                                $163,411,855.38
Series 1996-2 outstanding Principal Balance                                                  $175,000,000.00
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POOL FACTOR FOR THE CERTIFICATES                                                             As of:
                                                                                             November 30, 1996
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Series 1994-1: Class A                                                                                   1.00000000
Series 1994-1: Class B                                                                                   1.00000000
Series 1996-2: Class A                                                                                   1.00000000
Series 1996-2: Class B                                                                                   1.00000000
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POOL BALANCE:                                                                                For Month of:
                                                                                             November , 1996
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Pool Balance, beginning of month
           Regular Pool                                                                      $443,294,524.69
           Concentration Pool                                                                 $33,009,696.55
                 ==============================                                              ===============
                 Total Pool                                                                  $476,304,221.24

Pool Balance, end of month
           Regular Pool                                                                      $505,076,476.89
           Concentration Pool                                                                 $32,892,804.63
                 ==============================                                              ===============
                 Total Pool                                                                  $537,969,281.52

Pool Balance, average
           Regular Pool                                                                      $469,233,696.42
           Concentration Pool                                                                 $31,824,739.81
                 ==============================                                              ===============
                 Total Pool                                                                  $501,058,436.23
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REGULAR POOL DISTRIBUTIONS                                                                   As of:
                                                                                             December 26, 1996
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Principal Distributions to Investors
                 Series 1994-1: Class A                                                                $0.00
                 Series 1994-1: Class B                                                                $0.00
                 Series 1996-1                                                                         $0.00
                 Series 1996-2: Class A                                                                $0.00
                 Series 1996-2: Class B                                                                $0.00

Monthly Interest to Investors
                 Series 1994-1: Class A                                                        $1,521,820.14
                 Series 1994-1: Class B                                                           $79,153.33
                 Series 1996-1                                                                         $0.00
                 Series 1996-2: Class A                                                          $795,462.15
                 Series 1996-2: Class B                                                           $36,457.29

Regular Pool Transferors Interest                                                                 $77,036.57

Interest Shortfall
                 Series 1994-1: Class A                                                                $0.00
                 Series 1994-1: Class B                                                                $0.00
                 Series 1996-1                                                                         $0.00
                 Series 1996-2: Class A                                                                $0.00
                 Series 1996-2: Class B                                                                $0.00

Servicing Fee
                 Series 1994-1                                                                   $224,258.82
                 Series 1996-1                                                                         $0.00
                 Series 1996-2                                                                   $119,724.43

Reserve Fund Deposit Amount
                 Series 1994-1                                                                         $0.00
                 Series 1996-1                                                                         $0.00
                 Series 1996-2                                                                         $0.00
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REGULAR POOL DISTRIBUTIONS (cont.)                                                           As of:
                                                                                             December 26, 1996
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Investor Default Amount
                 Series 1994-1                                                                         $0.00
                 Series 1996-1                                                                         $0.00
                 Series 1996-2                                                                         $0.00

Carry Over Amount
                 Series 1994-1                                                                         $0.00
                 Series 1996-1                                                                         $0.00
                 Series 1996-2                                                                         $0.00

Amount Distributed not including Excess Distribution to Transferor                             $2,853,912.73

Unreimbursed Charge-off Amounts                                                                        $0.00

Non-use Fee (Series 1996-1)                                                                        $4,305.56
Increased Cost Amounts (Series 1996-1)                                                                 $0.00

Previously waived servicing fee
                 Series 1994-1                                                                         $0.00
                 Series 1996-1                                                                         $0.00
                 Series 1996-2                                                                         $0.00

Excess Distributed to Transferor                                                               $1,256,811.89

Total Distributed                                                                              $4,115,030.17

Monthly Interest - $ per thousand
                 Series 1994-1 Class A                                                                 $4.80069444
                 Series 1994-1 Class B                                                                 $4.94708333
                 Series 1996-1                                                                         $0.00000000
                 Series 1996-2 Class A                                                                 $4.74902778
                 Series 1996-2 Class B                                                                 $4.86097222
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RESERVE FUNDS                                                                                As of:
                                                                                             December 26, 1996
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Series 1994-1
                 Balance                                                                       $1,665,000.00
                 Deficiency Amount                                                                     $0.00

Series 1995-1
                 Balance                                                                         $375,000.00
                 Deficiency Amount                                                                     $0.00

Series 1996-1
                 Balance                                                                         $250,000.00
                 Deficiency Amount                                                                     $0.00

Series 1996-2
                 Balance                                                                         $875,000.00
                 Deficiency Amount                                                                     $0.00


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CHARGE OFFS                                                                                  As of:
                                                                                             November 30, 1996
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Defaulted Receivables                                                                                  $0.00
Investor Default Amount                                                                                $0.00
Deficiency Amount                                                                                      $0.00
Draw Amount                                                                                            $0.00
Investor Charge-Off's                                                                                  $0.00
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REGULAR POOL SERIES SUBORDINATED AMOUNTS                                                     As of:
                                                                                             November 30, 1996
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Required Subordinated Amount
                 Series 1994-1                                                                $18,386,060.57
                 Series 1996-1                                                                         $0.00
                 Series 1996-2                                                                 $7,101,167.83

Available Subordinated Amount
                 Series 1994-1                                                                $18,386,060.57
                 Series 1996-1                                                                         $0.00
                 Series 1996-2                                                                 $7,101,167.83
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EXCESS RECEIVABLES                                                                           As of:
                 To be used in the following month's computations.                           November 30, 1996
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Pool Total Components of Excess Receivables:
                 Used Vehicles                                                                $92,490,466.29
                 Finance Hold Receivables                                                      $2,006,316.00
                 Auction Advantage Program                                                             $0.00
                 Delayed Payment Program                                                         $804,034.00
                 Payment Agreements                                                              $201,127.88

Pool Limits on Components of Excess Receivables:
                 Used Vehicles                                                               $188,289,248.53
                 Finance Hold Receivables                                                              $0.00
                 Auction Advantage Program                                                    $26,898,464.08
                 Delayed Payment Program                                                      $10,759,385.63
                 Payment Agreements                                                              $500,000.00

Total unallocated Excess Receivables                                                           $2,006,316.00

Allocated Excess Receivables
                 Series 1994-1                                                                 $1,201,722.56
                 Series 1995-1                                                                   $181,816.65
                 Series 1996-1                                                                         $0.00
                 Series 1996-2                                                                   $622,776.79
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DELINQUENCIES                                                                                As of:
                                                                                             November 30, 1996
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30 Day Delinquencies in excess of $1,000                                                     $          0.00
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EXCESS FUNDING ACCOUNT BALANCES                                                              As of:
                                                                                             November 30, 1996
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Series 1994-1
                 outstanding Principal Balance                                               $333,000,000.00
                 Regular Pool Balance                                                        $505,076,476.89
                 Subordination Percentage                                                               5.50%
                 Non Transferor's Percentage                                                           98.00%
                 Series Allocation Percentage                                                          65.55118110%
                 Excess Funding Amount                                                        $26,924,136.42

Series 1995-1
                 outstanding Principal Balance                                                $50,000,000.00
                 Concentration Pool Balance                                                   $32,892,804.63
                 Subordination Percentage                                                               9.25%
                 Non Transferor's Percentage                                                           98.00%
                 Series Allocation Percentage                                                         100.000000%
                 Excess Funding Amount                                                        $20,829,084.56

Series 1996-1
                 outstanding Principal Balance                                                         $0.00
                 Regular Pool Balance                                                        $505,076,476.89
                 Subordination Percentage                                                              10.00%
                 Non Transferor's Percentage                                                           98.00%
                 Series Allocation Percentage                                                           0.00000000%
                 Excess Funding Amount                                                                 $0.00

Series 1996-2
                 outstanding Principal Balance                                               $175,000,000.00
                 Regular Pool Balance                                                        $505,076,476.89
                 Subordination Percentage                                                               4.00%
                 Non Transferor's Percentage                                                           98.00%
                 Series Allocation Percentage                                                          34.44881890%
                 Excess Funding Amount                                                        $11,588,144.62
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ASSET COMPOSITION EVENTS:                                                                    For Month of:
                                                                                             November 25, 1996
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Total Pool: 2 month test (actual lowest mth less than test)                                               5.06%
                 Test Value                                                                              50.00%
                 Event                                                                                 none

Total Pool: 12 month test                                                                               0.00%
                 Test Value                                                                            25.00%
                 Event                                                                                 none

Series 1995-1: 2 month test                                                                            38.48%
                 Test Value                                                                            50.00%
                 Event                                                                                 none

Series 1995-1: 12 month test                                                                            0.00%
                 Test Value                                                                            25.00%
                 Event                                                                                 none
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SERIES 1995-1 SUBORDINATION:                                                                 For Month of:
                                                                                             November , 1996
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(1) Incremental Subordinated Amount  (ISA)
Concentration Pool Total Amounts
                 Excess Receivables                                                               181,816.65
                 Class IV Receivables                                                                   0.00
                 Unreviewed Receivables                                                                 0.00
                 Rejected Receivables                                                                   0.00

ISA Percentage
                  Excess Receivables                                                                  100%
                  Class IV Receivables                                                                 25%
                  Unreviewed Receivables                                                               25%
                  Rejected Receivables                                                                100%

Incremental Subordinated Amount: Total                                                            181,816.65

(2) Required Subordinated Amount
              9.25% x Con Pool Bal x Series 1995-1 Alloc %*.98                                  2,981,732.74
                 + Incremental Subordinated Amount                                                181,816.65
                                                                                                3,163,549.39

(3) Available Subordinated Amount
                 Lesser of RSA or:
                 Available Subordinated Amount (previous DD)                                    3,074,629.35
                  - Required Draw Amount (previous DD)                                                 $0.00
                  - Reserve Fund w/d (on previous DD)                                                    -
                  + portion of Excess Interest to Transferor (previous DD)                         40,472.98
                  - Incremental Subordination Amount (previous DD)                                (82,300.36)
                  + Incremental Subordination Amount (current DD)                                 181,816.65
                  - Subord % of change in EFA (since previous DD)                                 (18,984.99)
                 Ending ASA:                                                                    3,163,549.39

(4) Reserve Fund Balance                                                                          375,000.00
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SERIES 1995-1 EARLY AMORTIZATION EVENTS:                                                     For Month of:
                                                                                             November , 1996
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(1) Available Subordinated Amount (ASA)                                                         3,163,549.39
                  Required Subordinated Amount (RSA)                                            3,163,549.39
                  Test Event: ASA less than  RSA                                                    None

(2) Servicer Default                                                                                None

(3) Principal not Repaid by Expected Final Pmt Date                                                 None
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SERIES 1995-1 MEGADEALERSHIPS                                                                For Month of:
                                                                                             November , 1996
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Dealership Groups in excess of 30% of Receivables: Group 1                                    $21,521,708.07
Test Value                                                                                      9,867,841.39
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SERIES 1995-1 DISTRIBUTIONS                                                                   As of
                                                                                              December 26, 1996
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Excess Transferor's Percentage x Interest Collections                                              36,069.41
Monthly Interest to Investors                                                                     263,715.28
Interest Shortfall                                                                                    -
Monthly Servicing Fee (1%)                                                                         24,309.10
Reserve Fund Deposit Amount                                                                           -
Investor Default Amount                                                                               -
Carry-Over Amount                                                                                     -
Amount Distributed                                                                                    -
Unreimbursed  Charge-off Amounts                                                                      -
Previously waived Servicing Fee                                                                       -
Excess Interest Distributed to Transferor                                                         140,606.17
                 Total Distributed                                                                464,699.96

Total Distributed to WOFCO                                                                        200,984.68

Charge-offs:
                 Defaulted Receivables                                                                -
                 Investor Default Amount                                                              -
                 Deficiency Amount                                                                    -
                 Draw Amount                                                                          -
                 Investor Charge-Offs                                                                 -
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